October 31, 2024

BNY Mellon U.S. Mortgage Fund, Inc.

Supplement to Current Summary Prospectus and Prospectus

The following information supplements and supersedes and replaces any contrary information contained in the fund's Summary Prospectus and Prospectus:

Effective November 1, 2024 (the "Effective Date"), Insight North America LLC ("INA") will replace Amherst Capital Management LLC ("Amherst") as the sub-adviser to BNY Mellon U.S. Mortgage Fund, Inc. (the "Fund"). INA will serve as the Fund's sub-adviser pursuant to an interim sub-investment advisory agreement (the "Interim Sub-Advisory Agreement") between BNY Mellon Investment Adviser, Inc. ("BNYM Investment Adviser") and INA, with respect to the Fund. Pursuant to applicable regulations, the Fund's Board will be asked to approve the Interim Sub-Advisory Agreement at a Board meeting to be held in early November 2024.

INA, subject to BNYM Investment Adviser's supervision and approval, will provide day-to-day management of the Fund's assets pursuant to the Interim Sub-Advisory Agreement. INA is an indirect wholly-owned subsidiary of BNY and is registered in the United States with the Securities and Exchange Commission as an investment adviser. INA's principal office is located at 200 Park Avenue, New York, New York 10166. As of June 30, 2024, INA had approximately $142.5 billion of assets under management. (Assets under management (AUM) is represented by the value of a client's assets or liabilities managed by INA. These will primarily be the mark-to-market value of investments managed by INA, including collateral if applicable. Where a client mandate requires INA to manage some or all of a client's liabilities, AUM will be equal to the value of the client's specific liability benchmark and/or the notional value of other risk exposure through the use of derivatives.)

The Fund's primary portfolio manager, as of the Effective Date, is Robert Bayston. Mr. Bayston is Head of U.S. Government and Mortgage Portfolios at INA and is primarily responsible for the day-to-day management of the Fund's portfolio. He has been employed by INA (or a predecessor firm) since September 2001. Mr. Bayston was the Fund's primary portfolio manager from April 2006 to December 2016.

The sub-advisory fee payable by BNYM Investment Adviser to INA under the Interim Sub-Advisory Agreement is the same as the sub-advisory fee payable by BNYM Investment Adviser to Amherst under the Fund's current sub-investment advisory agreement. The Fund's investment objective, strategy and management policies will not change in connection with the implementation of the Interim Sub-Advisory Agreement. BNYM Investment Adviser continues to serve as the Fund's investment adviser and there will be no increase in the advisory fee payable by the Fund to BNYM Investment Adviser.

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